SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                         Date of Earliest Event Reported
                                December 29, 2000


                               DELUXE CORPORATION
             (Exact name of registrant as specified in its charter)



                                    MINNESOTA
         (State or other jurisdiction of incorporation of organization)



                   1-7945                             41-0216800
            (Commission File Number)       (IRS Employer Identification Number)





          3680 Victoria Street, North
              St. Paul, Minnesota                     55126-2966
   (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (651) 483-7111

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On November 30, 2000, the Deluxe Board of Directors (the "Board") approved the spin-off of eFunds Corporation ("eFunds") to holders of Deluxe common stock. The spin-off was effected by distributing .5514 of a share of eFunds common stock to each outstanding share of Deluxe on December 11, 2000, amounting to 40 million shares of eFunds common stock in total, or approximately 87.9% of the outstanding common stock of eFunds. The distribution was completed as of the close of business on December 29, 2000. Deluxe received no consideration in connection with the distribution. A press release with respect to the distribution is attached as Exhibit 99 to this Form 8-K.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (b)  PRO FORMA FINANCIAL INFORMATION

     The following unaudited Pro Forma Condensed Consolidated Financial Statements of Deluxe are included in this Report:

     Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2000

     Unaudited Pro Forma Condensed Consolidated Statements of Income for the years ended December 31, 1999, 1998 and 1997

     Unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 2000

     (c)  EXHIBITS

          Exhibit 99 Press Release dated January 2, 2001


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DELUXE CORPORATION
                                       (Registrant)


Date: January 12, 2001                 By  /s/ Anthony C. Scarfone
                                          --------------------------------------
                                          Name: Anthony C. Scarfone
                                          Title: Senior Vice President and
                                                 General Counsel

                               DELUXE CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed consolidated financial statements for Deluxe give effect to the spin-off of eFunds Corporation ("eFunds") and the transactions described in the notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated statements of income assume that the spin-off was completed on January 1, 1997. The unaudited pro forma condensed consolidated balance sheet assumes that the spin-off was completed on September 30, 2000. The unaudited pro forma condensed consolidated financial statements are provided for informational purposes. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial condition or results of operations would have been had the spin-off been completed as of the dates assumed, and are not indicative of future financial condition or future results of operations of Deluxe.

     The unaudited pro forma condensed consolidated financial statements set forth herein were prepared for purposes of complying with Regulation S-X of the Securities and Exchange Commission in connection with the filing of the Form 8-K of Deluxe relating to the completion of the spin-off of eFunds. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements of Deluxe, incorporated by reference to Deluxe's Report on Form 10-K for the year ended December 31, 1999.

                               DELUXE CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                 NINE MONTHS ENDED SEPTEMBER 30, 2000                      YEAR ENDED DECEMBER 31, 1999
                         ---------------------------------------------------   ----------------------------------------------------
                                       eFUNDS                                                 eFUNDS
                           DELUXE    HISTORICAL                   DELUXE PRO     DELUXE     HISTORICAL                   DELUXE PRO
                         HISTORICAL      (A)      ADJUSTMENTS       FORMA      HISTORICAL       (A)      ADJUSTMENTS        FORMA
                         ----------  ----------   -----------     ----------   ----------   ----------   -----------     ----------
Net sales                $1,216,129  $  305,228   $   44,078 (B)  $  954,979   $1,650,500   $  302,340   $    8,839 (B)  $1,356,999
 Total cost of sales        527,072     191,372          640 (B)     336,340      741,241      194,290        2,162 (B)     549,113
                         ----------  ----------   ----------      ----------   ----------   ----------   ----------      ----------
Gross margin                689,057     113,856       43,438         618,639      909,259      108,050        6,677         807,886
 Total operating expenses   478,462     110,342       37,291 (C)     405,411      607,165      109,138       13,238 (C)     511,265
                         ----------  ----------   ----------      ----------   ----------   ----------   ----------      ----------
Income (loss) from
   operations               210,595       3,514        6,147         213,228      302,094       (1,088)      (6,561)        296,621
Other income (expense)
 Minority interest in
   earnings of
   subsidiary                  (470)         --          470 (D)          --           --           --           --              --
 Legal proceedings               --          --           --              --        2,094        2,094           --              --
 Other income (expense)       6,025         374           --           5,651       28,973       (4,609)          --          33,582
 Interest expense           (10,455)     (1,649)        (848)(E)      (9,654)      (8,506)         963        1,848 (E)      (7,621)
                         ----------  ----------   ----------      ----------   ----------   ----------   ----------      ----------
Income (loss) before
   income taxes             205,695       2,239        5,769         209,225      324,655       (2,640)      (4,713)        322,582
Provision for income
   taxes                     77,136       1,702        2,159 (F)      77,593      121,633        5,586        2,214 (F)     118,261
                         ----------  ----------   ----------      ----------   ----------   ----------   ----------      ----------
Income from continuing
   operations            $  128,559  $      537   $    3,610      $  131,632   $  203,022   $   (8,226)  $   (6,927)     $  204,321
                         ==========  ==========   ==========      ==========   ==========   ==========   ==========      ==========
Income from continuing
   operations per share
 Basic                   $     1.78                               $     1.82   $     2.65                                $     2.66
                         ==========                               ==========   ==========                                ==========
 Diluted                 $     1.78                               $     1.82   $     2.64                                $     2.65
                         ==========                               ==========   ==========                                ==========

Weighted average shares
   outstanding:
 Basic                       72,265                                   72,265       76,710                                    76,710
                         ==========                               ==========   ==========                                ==========
 Diluted                     72,346                                   72,346       77,009                                    77,009
                         ==========                               ==========   ==========                                ==========

---------------------

The following notes are an integral part of these unaudited pro forma condensed consolidated statements of income.

(A) Represents eFunds' consolidated statements of operations which will not be consolidated in Deluxe's consolidated statements of income subsequent to the spin-off of eFunds from Deluxe.
(B) Represents the addition of intercompany net sales and intercompany expenses previously eliminated from Deluxe's consolidated historical results.
(C) Represents the addition of intercompany expenses previously eliminated from Deluxe's consolidated historical results as well as general corporate charges that were allocated to eFunds and direct costs of the disposition of eFunds.
(D) Represents the elimination of the minority shareholder interest in the earnings of eFunds.
(E) Represents eFunds' interest income (expense) earned (paid) on its intercompany account previously eliminated from Deluxe's historical consolidated results.
(F) Represents the tax adjustment necessary to reflect income taxes computed on a Deluxe stand-alone basis excluding the eFunds operations.

                               DELUXE CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                    YEAR ENDED DECEMBER 31, 1998                           YEAR ENDED DECEMBER 31, 1997
                         ---------------------------------------------------   ----------------------------------------------------
                                       eFUNDS                                                 eFUNDS
                           DELUXE    HISTORICAL                   DELUXE PRO     DELUXE     HISTORICAL                   DELUXE PRO
                         HISTORICAL     (A)       ADJUSTMENTS       FORMA      HISTORICAL      (A)       ADJUSTMENTS       FORMA
                         ----------  ----------   -----------     ----------   ----------   ----------   -----------     ----------
Net sales                $1,933,659  $  267,520   $    1,586 (B)  $1,667,725   $1,920,629   $  229,065   $    2,438 (B)  $1,694,002
 Total cost of sales        935,999     212,308           58 (B)     723,749      897,313      146,436        2,470 (B)     753,347
                         ----------  ----------   ----------      ----------   ----------   ----------   ----------      ----------
Gross margin                997,660      55,212        1,528         943,976    1,020,846       82,629          (32)        940,655
 Total operating expenses   754,651      81,823       14,319 (C)     687,147      867,597       81,301        8,608 (C)     794,904
                         ----------  ----------   ----------      ----------   ----------   ----------   ----------      ----------
Income (loss) from
   operations               243,009     (26,611)     (12,791)        256,829      155,719        1,328       (8,640)        145,751
Other income (expense)
 Legal proceedings            4,157       4,157           --              --      (40,050)     (40,050)          --              --
 Other income (expense)       4,022      (3,495)          --           7,517        8,303         (918)          --           9,221
 Interest expense            (8,273)      2,789        3,021 (D)      (8,041)      (8,822)        (825)         707 (D)      (7,290)
                         ----------  ----------   ----------      ----------   ----------   ----------   ----------      ----------
Income (loss) before
   income taxes             242,915     (23,160)      (9,770)        256,305      115,150      (40,465)      (7,933)        147,682
Provision for income
   taxes                     99,852      (8,569)      (5,682)(E)     102,739       70,478       (6,397)       1,773 (E)      78,648
                         ----------  ----------   ----------      ----------   ----------   ----------   ----------      ----------
Income from continuing
   operations            $  143,063  $  (14,591)  $   (4,088)     $  153,566   $   44,672   $  (34,068)  $   (9,706)     $   69,034
                         ==========  ==========   ==========      ==========   ==========   ==========   ==========      ==========
Income from continuing
   operations per share
 Basic                   $     1.77                               $     1.90   $     0.55                                $     0.84
                         ==========                               ==========   ==========                                ==========
 Diluted                 $     1.77                               $     1.90   $     0.55                                $     0.84
                         ==========                               ==========   ==========                                ==========

Weighted average shares
   outstanding:
 Basic                       80,648                                   80,648       81,854                                    81,854
                         ==========                               ==========   ==========                                ==========
 Diluted                     80,855                                   80,855       81,957                                    81,957
                         ==========                               ==========   ==========                                ==========

---------------------

The following notes are an integral part of these unaudited pro forma condensed consolidated statements of income.

(A) Represents eFunds' consolidated statements of operations which will not be consolidated in Deluxe's consolidated statements of income subsequent to the spin-off of eFunds from Deluxe.
(B) Represents the addition of intercompany net sales and intercompany expenses previously eliminated from Deluxe's consolidated historical results and the reversal of certain classifications made to eFunds' consolidated statements of operations.
(C) Represents the addition of intercompany expenses previously eliminated from Deluxe's consolidated historical results as well as general corporate charges that were allocated to eFunds and the reversal of certain classifications made to eFunds' consolidated statements of operations.
(D) Represents eFunds' interest income (expense) earned (paid) on its intercompany account previously eliminated from Deluxe's historical consolidated results.
(E) Represents the tax adjustment necessary to reflect income taxes computed on a Deluxe stand-alone basis excluding the eFunds operations.

                               DELUXE CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                                                         September 30, 2000
                                                     -------------------------------------------------------------
                                                        Deluxe         eFunds                          Deluxe Pro
                                                      Historical    Historical (A)   Adjustments          Forma
                                                     ------------   --------------  -------------     ------------
CURRENT ASSETS
Cash and cash equivalents and marketable securities   $   155,141    $    88,851    $     8,540 (B)   $    74,830
Time deposit subject to compensating balance               10,000         10,000                               --
Restricted custodial cash                                   4,837          4,837                               --
Trade accounts receivable                                 131,330         66,524                           64,806
Inventories and supplies                                   23,673             30                           23,643
Deferred advertising                                       10,894             --                           10,894
Deferred income taxes                                      19,108         13,947                            5,161
Prepaid expenses and other current assets                  37,971          8,631          5,364 (C)        34,704
                                                      -----------    -----------    -----------       -----------
     Total current assets                                 392,954        192,820         13,904           214,038
LONG-TERM ASSETS                                           65,267         25,193          3,760 (D)        43,834
RESTRICTED CASH                                            27,913         27,913                               --
PROPERTY, PLANT, AND EQUIPMENT, NET                       252,452         72,485                          179,967
INTANGIBLES, NET                                          328,572         89,642         (3,064)(E)       235,866
                                                      -----------    -----------    -----------       -----------
         Total assets                                 $ 1,067,158    $   408,053    $    14,600       $   673,705
                                                      ===========    ===========    ===========       ===========
CURRENT LIABILITIES
Accounts payable                                      $    59,397    $    31,091                           28,306
Accrued liabilities                                       265,482         76,243          8,228 (F)       197,467
Short-term debt                                            29,941         12,877          7,936 (B)        25,000
Long-term debt due within one year                        102,802          2,197                          100,605
                                                      -----------    -----------    -----------       -----------
        Total current liabilities                         457,622        122,408         16,164           351,378
LONG-TERM DEBT                                             12,770          2,349                           10,421
DEFERRED INCOME TAXES                                      46,623             --          1,500 (G)        48,123
OTHER LONG-TERM LIABILITIES                                 9,183             50                            9,133
MINORITY INTEREST IN NET ASSETS OF SUBSIDIARY              34,435             --        (34,435)(H)            --
SHAREHOLDERS' EQUITY
Common shares $1 par value                                 72,452             --                           72,452
Additional paid-in capital                                 41,997             --                           41,997
Retained earnings                                         393,777        284,820         31,371           140,328
Accumulated other comprehensive loss                       (1,701)        (1,574)                            (127)
                                                      -----------    -----------    -----------       -----------
     Total shareholders' equity                           506,525        283,246         31,371           254,650
                                                      -----------    -----------    -----------       -----------
        Total liabilities and shareholders' equity    $ 1,067,158    $   408,053    $    14,600       $   673,705
                                                      ===========    ===========    ===========       ===========

---------------------

The following notes are an integral part of this unaudited pro forma condensed consolidated balance sheet.

(A) Represents eFunds' consolidated balance sheet which will not be consolidated in Deluxe's consolidated balance sheet subsequent to the spin-off of eFunds from Deluxe.
(B) Represents the settlement of the intercompany account between eFunds and Deluxe and payment by eFunds for certain liabilities of eFunds retained by Deluxe.
(C) Represents retention by Deluxe of amounts related to eFunds employees' retiree healthcare benefits and the establishment of a receivable from eFunds related to eFunds' share of Deluxe's income tax obligation, which eFunds must reimburse to Deluxe pursuant to a tax sharing agreement.
(D) Represents reversal of a $1.5 million classification made for eFunds' balance sheet, and the retention by Deluxe of certain assets related to the funding of the obligation for eFunds employees who have participated in Deluxe's deferred compensation plan.
(E) Represents certain infrastructure costs related to the eFunds businesses which will have no further utility after the spin-off of eFunds from Deluxe.
(F) Represents the retention by Deluxe of certain employee benefit and income tax obligations that were recorded on eFunds' financial statements.
(G) Represents reversal of certain classifications made for eFunds' balance sheet.
(H) Represents the elimination of the minority interest in the equity of eFunds.

                                  EXHIBIT INDEX

Exhibit 99     Press Release dated January 2, 2001.